Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES‑OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10‑Q/A of Cornerstone Financial Corporation (the "Company") for the period ended September 30, 2011 (the "Report"), I, Keith Winchester, Chief Financial Officer of the Company, to my knowledge certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002, that:

A.                 the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

B.                 the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:   November 22, 2011                              By: /s/ Keith Winchester

                                                                              Keith Winchester,

                                                                              Chief Financial Officer and Executive Vice President